UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) March 23, 2004
                                                          --------------


                           Olympic Entertainment Group, Inc.
             (Exact name of registrant as specified in its charter)


           Nevada                      000-26442                  88-0271810
 (State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)               File Number           Identification No.)


-1900 Ave of the Stars, Suite 1450,      Los Angeles,   California    90067
            (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code (310)277-1250
                                                   ---------------

         --------------------------N/A---------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         Effective March 23, 2004 Olympic Entertainment Group, Inc. (the "Registrant") dismissed Scheifley & Associates, P.C. ("Scheifley"), which audited the Registrant's financial statements for the fiscal year ended December 31, 2001 and 2002, with Malone & Bailey to act as Registrant's independent chartered accountants. The reports of Scheifley for these fiscal years did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. However, the report of Scheifley for these fiscal years was qualified with respect to uncertainty as to the Registrant's ability to continue as a going concern (insert if applicable). During the Registrant's two most recent fiscal years and subsequent interim periods there were no disagreements with Scheifley on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Scheifley would have caused it to make reference to such disagreements in its reports.

The Registrant's unaudited financial statements for the quarter ended March 31, 2004, were reviewed by Malone & Bailey and Scheifley was not involved in any way with the review of the unaudited financial statements for the quarter ended March 31, 2004. The Registrant has authorized Scheifley to discuss any matter relating to the Registrant and its operations with Malone & Bailey.

The change in the Registrant's auditors was recommended and approved by the board of directors of the Registrant.

During the two most recent fiscal years and subsequent interim period(s), the Registrant did not consult with Malone & Bailey regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

Scheifley has reviewed the disclosures contained in this 8-K report. The Registrant has advised Scheifley that it has the opportunity to furnish the Registrant with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Registrant's disclosures herein, or stating any reason why Scheifley does not agree with any statements made by the Registrant in this report. Scheifley has advised the Registrant that nothing has come to its attention which would cause it to believe that any such letter was necessary.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Index to Exhibits

16.1 Letter from the Registrant's former auditors confirming the information in Item 4 dated May 25, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           Olympic Entertainment Group, Inc.
                           A Nevada corporation


                           By: /s/ Dominic Orsatti
                           -----------------------------------
                           Dominic Orsatti, President